EXHIBIT 10.10


                          P R O M I S S O R Y   N O T E




To:   Zennie Morris                                Principal Sum:  US $25,000.00
      (the "Creditor")                                     Expiry: June 12, 2001
      Providenciales
      Turks & Caicos Islands, B.W.I.


FOR VALUE RECEIVED, Second Stage Ventures, Inc. (the "Debtor") does hereby promise to pay to, or to the order of, the Creditor, the principal sum of US $25,000.00 on or before June 12, 2001 without interest.

The Debtor hereby waives presentment, protest, notice of protest and notice of dishonour.

This note is not assignable.

Payments made or notices given by a party hereto must be given to the other party at its address appearing above (or such other address as that party may have provided in writing).

Dated effective as of the 12th day of January, 2001.


THE CORPORATE SEAL of Second Stage              )
Ventures, Inc. was hereunto affixed in the      )
presence of:                                    )
                                                )
                                                )     c/s
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Authorized Signatory                            )
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Authorized Signatory                            )
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